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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-08415

Evergreen Fixed Income Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices)           (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street
Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code:     (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for one of its series, Evergreen Diversified Income Builder Fund, for the year ended April 30, 2008. This series has April 30 fiscal year end.

Date of reporting period:     April 30, 2008

Item 1 - Reports to Stockholders.

Evergreen Diversified Income Builder Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
35	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
36	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

June 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Diversified Income Builder Fund for the twelve-month period ended April 30, 2008 (the “twelve-month period”).

The fiscal year witnessed a dramatic change in fixed income markets as problems that first surfaced in housing and the subprime mortgages raised questions about the strength of the domestic economy and the risks of credit-sensitive investments. Corporate bonds and asset-backed securities performed well early in the period, with gains in economic output, corporate profits and employment encouraging optimism. The backdrop for investing began to change, however, by the summer of 2007 amid widening worries about problems in the financials sector. Major financial institutions began to report substantial losses from their exposures to subprime mortgages and banks started to tighten their credit standards and to restrict their lending. With fears of a dramatic downturn hovering over the market, fixed income investors sought out the highest-quality securities and attempted to avoid credit risk. As a consequence, the prices of corporate bonds and many asset-backed securities fell, while Treasuries rallied in a general flight to quality over much of the period. These general trends later reversed themselves in the final month of the twelve-month period, with high yield corporate bonds and other credit-sensitive securities rallying in April 2008 following a series of actions by the U.S. Federal Reserve Board (the “Fed”) to stabilize the markets. Equities, meanwhile, tended to move in the same general direction as corporate bonds over the fiscal year. Stock prices rose very early in the period before falling in late 2007 and early 2008 and then rallying again in April. For the full twelve-month period, stock valuations fell across all market capitalizations, investment styles and regions. At the same time, the prices of gold, oil and

LETTER TO SHAREHOLDERS continued

other commodities surged while the U.S. dollar weakened further.

The U.S. economy grew briskly early in 2007, but then slowed significantly in late 2007 and early 2008. Economic growth decelerated as lending for ordinary consumer and commercial activity dried up, accentuating the weakening effects of declining home prices. Corporate profits, employment and other key economic indicators showed clear evidence of deterioration. Gross Domestic Product growth decelerated to a paltry 0.6% rate during the final quarter of 2007 and a marginally better 0.9% pace for the first quarter of 2008. Much of the strength early in 2008 came from exports and government spending, rather than from any noticeable improvements in consumer spending, business investment or housing. To reinvigorate the economy and stimulate lending activity, the Fed became increasingly aggressive, taking a series of steps to pour liquidity into the financial system. Starting in September 2007 and continuing through April 2008, the Fed cut the key fed funds rate seven different times, lowering the influential short-term rate from 5.25% to 2%. In March 2008, the central bank also opened its lending facilities to securities firms as well as commercial banks and intervened to help JPMorgan Chase & Co. purchase the collapsing investment bank Bear Stearns Cos. Meanwhile, Congress and the Bush administration rushed through a $168 billion fiscal stimulus bill, which included tax rebate checks, in an effort to boost growth in the second half of 2008.

During the twelve-month period, managers of Evergreen’s intermediate- and long-term bond funds paid careful attention to risk management in a changing market environment. The teams supervising the higher-credit quality funds—including Evergreen U.S. Government Fund, Evergreen Core Bond Fund, Evergreen Core Plus Bond Fund and Evergreen Institutional Mortgage Portfolio—monitored Fed policy and interest-rate movements as well as general macroeconomic trends in managing their portfolios. Meanwhile, the managers of Evergreen High Income Fund and Evergreen Select High Yield Bond Fund tended to position their credit-sensitive portfolios relatively conservatively during a period of growing risk aversion. After repositioning their

LETTER TO SHAREHOLDERS continued

portfolio early in the fiscal year, the managers of Evergreen Diversified Income Builder Fund maintained an emphasis on better-quality, high yield corporate bonds and also increased their exposure to dividend-paying stocks.

The experiences in the capital markets during the twelve-month period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

Notification of Restatement of Financial Statements:

The financial statements contained within this annual report as of April 30, 2008 have been restated effective March 18, 2009, to reflect a change in the valuation of a holding contained in the Schedule of Investments. Please refer to Note 13 of the Notes to Financial Statements for more information and for effects of this restatement.

FUND AT A GLANCE

as of April 30, 2008

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Margaret D. Patel

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2008.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio Inception date: 4/14/1987

	Class A	Class B	Class C	Class I
Class inception date	4/14/1987	2/1/1993	2/1/1993	1/13/1997

Nasdaq symbol	EKSAX	EKSBX	EKSCX	EKSYX

Average annual return*

1-year with sales charge	-5.96%	-6.71%	-2.93%	N/A

1-year w/o sales charge	-1.26%	-1.97%	-1.98%	-1.09%

5-year	3.24%	3.17%	3.50%	4.52%

10-year	4.51%	4.23%	4.23%	5.38%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Diversified Income Builder Fund Class A shares versus a similar investment in the Evergreen Diversified Income Builder Blended Index New (EDIBBI NEW), the Evergreen Diversified Income Builder Blended Index Old (EDIBBI OLD), the Merrill Lynch High Yield Master Index† (MLHYMI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The EDIBBI NEW, the EDIBBI OLD, the MLHYMI and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -1.26% for the twelve-month period ended April 30, 2008, excluding any applicable sales charges. During the same period, the EDIBBI NEW returned -1.70%, the EDIBBI OLD returned 5.37%, the MLHYMI returned -0.76% and the Russell 1000 returned -4.62%.

The fund seeks high current income from investments in income-producing securities. Secondarily, the fund considers potential for growth of capital in selecting securities.

Investment Process

On June 1, 2007, just one month into its fiscal year, Evergreen Strategic Income Fund changed its name to Evergreen Diversified Income Builder Fund to reflect a new set of strategies effective on that same day. Specifically, the strategies for the fund were broadened to provide the management team with increased flexibility to invest in a wider range of income-producing securities to create a potential for increased total return. To pursue the new objective, the fund typically seeks to invest at least 80 percent of assets in a diversified portfolio of U.S. and non-U.S. income-producing securities, including debt securities of any quality, dividend-paying common and preferred stocks, convertible bonds and derivatives (such as structured notes). We do not normally expect to invest more than 25 percent of assets in common stocks.

Volatility in both fixed income and equity markets characterized much of the investment year, as problems in the subprime mortgage market rippled through many sectors of the economy, beginning in the waning months of 2007 and continuing into 2008. During this time, the fund maintained an emphasis on better-quality, high yielding corporate bonds while also focusing on equities in areas where attractive fixed income opportunities were not available. We kept our asset allocation within a fairly consistent range, with high yield bonds representing the majority of assets and the remainder of assets invested primarily in dividend paying stocks. Our fixed income investments tended to have the greatest concentrations in the Industrials, Utilities, Materials and Energy sectors. The yield spreads offered by bonds in these economically sensitive areas widened substantially over Treasury yields by the end of the fiscal year because of concerns about the effects of decelerating economic growth. Throughout the fiscal year, our bond investments tended to be in relatively better-rated bonds within the below-investment grade universe. Bond holdings generally were rated BB/Ba to B. By fiscal year’s end, we found it necessary to emphasize securities of companies

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The Evergreen Diversified Income Builder Blended Index New is composed of the following indexes: MLHYMI (75%) and Russell 1000 (25%). The Evergreen Diversified Income Builder Blended Index Old was formerly composed of the following indexes: MLHYMI (50%), JPMGXUS (25%) and LBABI (25%). Given recent changes to the fund’s principal investment strategies, the fund believes that the EDIBBI NEW is a more appropriate benchmark. In future periods, the fund will compare its performance to the EDIBBI NEW.

†	Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of April 30, 2008, and subject to change.

PORTFOLIO MANAGER COMMENTARY continued

that we thought were financially strong enough to weather a slowing economy.

Among our equity investments, we often took advantage of opportunities in economically sensitive areas such as Industrials, where we held positions in corporations such as Emerson Electric, Cooper Industries and Rockwell Automation. We believed that the stocks of these companies offered excellent growth prospects in a sector where there were few attractive high yield bonds available. Similarly, we invested in stocks of companies such as Thermo Fisher Scientific, a medical equipment company with good potential in an industry that does not offer many high yield bond opportunities. In general, we had very low exposure to stocks from the Financials sector. When we did hold Financials stocks, we focused on real estate investment trusts (REITs) of office, shopping mall, lodging and timber properties, which tended to offer higher yields than generally available in the equity market. We sought to avoid companies vulnerable to losses from their investments in structured products and residential real estate mortgages.

Contributors to performance

Our strategy emphasizing the equities of REITs in our Financials positions tended to help. Two healthy performers were Simon Property Group, owner of shopping mall properties, and Mack-Cali Realty Corp., owner of office and mixed-use properties. In our Energy equity positions, our investments in oil field services companies such as Pride International and Halliburton added to results, as they posted modest gains during a period in which the stocks of the major oil companies tended to fall. Questar, a natural gas corporation with divisions involved in exploration, pipeline development and marketing, also rose in value, supporting performance. While the more economically sensitive Industrials stocks generally did not perform well, shares of defense contractors DRS Technologies and Raytheon rose. Shares of railroad operator Norfolk Southern also gained. In basic materials, we also saw gains for Freeport-McMoRan Cooper & Gold. Currently, all of these contributors remain in the portfolio because we still believe they hold long-term value.

Detractors from performance

Our emphasis on stocks in the Industrials and other economically sensitive sectors tended to hold back performance when those groups fell out of favor because of concerns about decelerating economic growth. In addition, our positions in the convertible bonds of companies General Cable and Inverness Medical Innovations fell in sympathy with the values of the companies’ underlying stocks. We eliminated our position in one disappointing high yield investment—the bonds of Freescale Semiconductor. It declined amid concerns about increasing competition in the market for semiconductors used in wireless communications devices. Another detractor, Wesco International, Inc.—a distributor of electrical and industrial products—declined because of delays in several construction and utility projects, as well as its exposure to the beleaguered home construction industry. All of these detractors remain in the portfolio at present because we still believe they hold long-term value.

Management outlook

Although the end of the fiscal year was particularly challenging for high yield investing, we have confidence in our strategy to invest opportunistically in the bonds of economically sensitive industries and companies. When the current economic downturn ends and economic growth begins to accelerate, our investments in these bonds may offer good potential. The yields of high yielding corporate bonds increased substantially in the last several months of the fiscal year, and yield advantages over Treasuries widened significantly. We currently think corporate bonds issued by companies that are financially strong enough to withstand the present economic downdraft may perform particularly well when the economy begins to re-accelerate.

PORTFOLIO MANAGER COMMENTARY continued

At present, we think the outlook for equities also should improve by the end of 2008, if the momentum of the economic cycle turns upward, as we now expect. We think stock valuations of many economically sensitive companies have fallen to attractive levels, while their prospects may be improving because of sustained growth in developing markets and the prospect of improving conditions in the domestic economy later this year. At present, growth in emerging markets is generating heavy investments in basic infrastructure and industrial plants, while the U.S. economy may benefit both from the efforts of the Federal Reserve to inject more liquidity into the financial system and from the Treasury Department’s tax rebates, expected in the coming months. We think investments in many equities now make sense, especially for those investors with time horizons of a few years or more who have the patience to wait for a recovery in the markets. In our equity investments—which represented 25% of the portfolio at the end of the fiscal year—we currently expect to remain focused on sectors with the potential to grow faster than the overall economy.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 to April 30, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	11/1/2007	4/30/2008	Period*

Actual
Class A	$1,000.00	$ 979.46	$5.27
Class B	$1,000.00	$ 975.98	$8.94
Class C	$1,000.00	$ 975.92	$8.94
Class I	$1,000.00	$ 980.09	$4.04
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.54	$5.37
Class B	$1,000.00	$1,015.81	$9.12
Class C	$1,000.00	$1,015.81	$9.12
Class I	$1,000.00	$1,020.79	$4.12

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.07% for Class A, 1.82% for Class B, 1.82% for Class C and 0.82% for Class I), multiplied by the average account value over the period, multiplied by 182 / 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

	Restated
CLASS A	2008†	2007	2006	2005	2004

Net asset value, beginning of period	$6.40	$6.32	$6.53	$6.38	$6.50

Income from investment operations
Net investment income (loss)	0.27 [1]	0.33 [1]	0.29 [1]	0.33	0.34 [1]
Net realized and unrealized gains or losses on investments	(0.35)	0.08	(0.19)	0.19	0.07

Total from investment operations	(0.08)	0.41	0.10	0.52	0.41

Distributions to shareholders from
Net investment income	(0.26)	(0.31)	(0.31)	(0.35)	(0.37)
Net realized gains	0	0	0	(0.02)	(0.16)
Tax basis return of capital	0	(0.02)	0	0	0

Total distributions to shareholders	(0.26)	(0.33)	(0.31)	(0.37)	(0.53)

Net asset value, end of period	$6.06	$6.40	$6.32	$6.53	$6.38

Total return[2]	(1.26)%	6.71%	1.59%	8.22%	6.24%

Ratios and supplemental data
Net assets, end of period (thousands)	$145,924	$170,804	$199,501	$214,776	$202,017
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.11%	1.16%	1.17%	1.12%	1.21%
Expenses excluding waivers/reimbursements and expense reductions	1.16%	1.20%	1.18%	1.12%	1.21%
Net investment income (loss)	4.41%	5.17%	4.57%	5.03%	5.10%
Portfolio turnover rate	125%	128%	100%	130%	129%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
†	Certain amounts for the year ended April 30, 2008 have been restated. See Note 13.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

	Restated
CLASS B	2008†	2007	2006	2005	2004

Net asset value, beginning of period	$6.42	$6.34	$6.55	$6.40	$6.52

Income from investment operations
Net investment income (loss)	0.23 [1]	0.28 [1]	0.25 [1]	0.29	0.29 [1]
Net realized and unrealized gains or losses on investments	(0.36)	0.09	(0.19)	0.19	0.07

Total from investment operations	(0.13)	0.37	0.06	0.48	0.36

Distributions to shareholders from
Net investment income	(0.21)	(0.27)	(0.27)	(0.31)	(0.32)
Net realized gains	0	0	0	(0.02)	(0.16)
Tax basis return of capital	0	(0.02)	0	0	0

Total distributions to shareholders	(0.21)	(0.29)	(0.27)	(0.33)	(0.48)

Net asset value, end of period	$6.08	$6.42	$6.34	$6.55	$6.40

Total return[2]	(1.97)%	5.94%	0.89%	7.46%	5.49%

Ratios and supplemental data
Net assets, end of period (thousands)	$37,459	$54,955	$71,860	$98,852	$113,115
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.86%	1.90%	1.87%	1.83%	1.91%
Expenses excluding waivers/reimbursements and expense reductions	1.86%	1.90%	1.87%	1.83%	1.91%
Net investment income (loss)	3.68%	4.43%	3.85%	4.34%	4.40%
Portfolio turnover rate	125%	128%	100%	130%	129%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
†	Certain amounts for the year ended April 30, 2008 have been restated. See Note 13.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

	Restated
CLASS C	2008†	2007	2006	2005	2004

Net asset value, beginning of period	$6.41	$6.33	$6.54	$6.39	$6.51

Income from investment operations
Net investment income (loss)	0.22 [1]	0.28 [1]	0.25 [1]	0.29	0.29 [1]
Net realized and unrealized gains or losses on investments	(0.35)	0.09	(0.19)	0.19	0.07

Total from investment operations	(0.13)	0.37	0.06	0.48	0.36

Distributions to shareholders from
Net investment income	(0.21)	(0.27)	(0.27)	(0.31)	(0.32)
Net realized gains	0	0	0	(0.02)	(0.16)
Tax basis return of capital	0	(0.02)	0	0	0

Total distributions to shareholders	(0.21)	(0.29)	(0.27)	(0.33)	(0.48)

Net asset value, end of period	$6.07	$6.41	$6.33	$6.54	$6.39

Total return[2]	(1.98)%	5.94%	0.88%	7.46%	5.49%

Ratios and supplemental data
Net assets, end of period (thousands)	$61,229	$55,110	$65,322	$79,539	$89,236
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.85%	1.90%	1.88%	1.83%	1.91%
Expenses excluding waivers/reimbursements and expense reductions	1.85%	1.90%	1.88%	1.83%	1.91%
Net investment income (loss)	3.63%	4.43%	3.86%	4.34%	4.40%
Portfolio turnover rate	125%	128%	100%	130%	129%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
†	Certain amounts for the year ended April 30, 2008 have been restated. See Note 13.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

	Restated
CLASS I	2008†	2007	2006	2005	2004

Net asset value, beginning of period	$6.30	$6.22	$6.43	$6.28	$6.40

Income from investment operations
Net investment income (loss)	0.28 [1]	0.34 [1]	0.31 [1]	0.34	0.35 [1]
Net realized and unrealized gains or losses on investments	(0.35)	0.08	(0.19)	0.19	0.07

Total from investment operations	(0.07)	0.42	0.12	0.53	0.42

Distributions to shareholders from
Net investment income	(0.27)	(0.32)	(0.33)	(0.36)	(0.38)
Net realized gains	0	0	0	(0.02)	(0.16)
Tax basis return of capital	0	(0.02)	0	0	0

Total distributions to shareholders	(0.27)	(0.34)	(0.33)	(0.38)	(0.54)

Net asset value, end of period	$5.96	$6.30	$6.22	$6.43	$6.28

Total return	(1.09)%	7.02%	1.84%	8.58%	6.56%

Ratios and supplemental data
Net assets, end of period (thousands)	$24,944	$17,861	$20,424	$19,216	$26,711
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.85%	0.90%	0.88%	0.82%	0.91%
Expenses excluding waivers/reimbursements and expense reductions	0.85%	0.90%	0.88%	0.82%	0.91%
Net investment income (loss)	4.66%	5.43%	4.88%	5.33%	5.42%
Portfolio turnover rate	125%	128%	100%	130%	129%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
†	Certain amounts for the year ended April 30, 2008 have been restated. See Note 13.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2008 (As restated. See Note 13)

	Principal
	Amount	Value

ASSET-BACKED SECURITIES 0.0%
NovaStar ABS CDO, Ltd., Ser. 2007-1A, Class A2, FRN, 3.59%, 02/08/2047 144A + » •¯ (cost $3,988,000)	$4,000,000	$2,600

CORPORATE BONDS 61.9%
CONSUMER DISCRETIONARY 0.3%
Auto Components 0.2%
Goodyear Tire & Rubber Co., 9.00%, 07/01/2015 ρ	500,000	546,250

Textiles, Apparel & Luxury Goods 0.1%
Oxford Industries, Inc., 8.875%, 06/01/2011	400,000	383,000

CONSUMER STAPLES 0.3%
Household Products 0.3%
Church & Dwight Co., 6.00%, 12/15/2012 ρ	740,000	732,600

ENERGY 9.3%
Energy Equipment & Services 2.0%
Bristow Group, Inc., 7.50%, 09/15/2017	4,430,000	4,596,125
Dresser-Rand Group, Inc., 7.375%, 11/01/2014	692,000	695,460

		5,291,585

Oil, Gas & Consumable Fuels 7.3%
El Paso Corp., 6.875%, 06/15/2014	2,900,000	3,021,498
McMoRan Exploration Co., 11.875%, 11/15/2014	6,200,000	6,603,000
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	750,000	782,813
Peabody Energy Corp.:
5.875%, 04/15/2016	4,565,000	4,450,875
6.875%, 03/15/2013	440,000	451,000
Tesoro Corp., 6.50%, 06/01/2017	3,690,000	3,404,025
Williams Cos., 7.50%, 01/15/2031	925,000	985,125

		19,698,336

FINANCIALS 10.4%
Consumer Finance 0.3%
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	1,100,000	924,000

Real Estate Investment Trusts 7.0%
Host Marriott Corp.:
7.125%, 11/01/2013	750,000	750,938
Ser. Q, 6.75%, 06/01/2016	7,638,000	7,504,335
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	1,000,000	981,250
Rouse Co., LP, 6.75%, 05/01/2013 144A ρ	7,621,000	6,845,502
Saul Centers, Inc., 7.50%, 03/01/2014	3,000,000	2,700,000

		18,782,025

Real Estate Management & Development 3.1%
Forest City Enterprises, Inc.:
3.625%, 10/15/2011	4,000,000	3,476,400
6.50%, 02/01/2017	5,310,000	4,752,450

		8,228,850

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal
	Amount	Value

CORPORATE BONDS continued
INDUSTRIALS 14.7%
Aerospace & Defense 3.5%
DRS Technologies, Inc.:
6.625%, 02/01/2016	$1,000,000	$995,000
7.625%, 02/01/2018 ρ	1,875,000	1,921,875
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	3,470,000	3,383,250
6.375%, 10/15/2015	3,160,000	3,140,250

		9,440,375

Commercial Services & Supplies 3.0%
Allied Waste North America, Inc., 6.875%, 06/01/2017 ρ	8,000,000	8,040,000

Electrical Equipment 4.3%
Baldor Electric Co., 8.625%, 02/15/2017 ρ	8,700,000	8,917,500
Belden, Inc., 7.00%, 03/15/2017	1,200,000	1,195,500
General Cable Corp., 7.125%, 04/01/2017 ρ	1,500,000	1,470,000

		11,583,000

Machinery 3.9%
Actuant Corp., 6.875%, 06/15/2017 144A ρ	7,442,000	7,497,815
RBS Global, Inc., 11.75%, 08/01/2016 ρ	1,000,000	965,000
SPX Corp., 7.625%, 12/15/2014 144A	2,000,000	2,092,500

		10,555,315

INFORMATION TECHNOLOGY 3.1%
Electronic Equipment & Instruments 0.9%
Anixter International, Inc., 5.95%, 03/01/2015	1,500,000	1,329,375
Itron, Inc., 7.75%, 05/15/2012	1,000,000	975,410

		2,304,785

IT Services 2.2%
Iron Mountain, Inc., 6.625%, 01/01/2016 ρ	6,100,000	5,924,625

MATERIALS 9.3%
Chemicals 0.1%
MacDermid, Inc., 9.50%, 04/15/2017 144A	291,000	279,360
Millenium America, Inc., 7.625%, 11/15/2026	140,000	90,650

		370,010

Construction Materials 0.4%
Texas Industries, Inc., 7.25%, 07/15/2013 ρ	1,168,000	1,162,160

Containers & Packaging 4.6%
Ball Corp., 6.625%, 03/15/2018	8,000,000	8,000,000
Crown Holdings, Inc., 7.75%, 11/15/2015 ρ	1,750,000	1,855,000
Greif, Inc., 6.75%, 02/01/2017 ρ	1,540,000	1,536,150
Smurfit-Stone Container Corp., 8.375%, 07/01/2012	1,075,000	989,000

		12,380,150

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Metals & Mining 4.0%
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	$240,000	$261,300
8.375%, 04/01/2017	235,000	260,262
Steel Dynamics, Inc., 7.75%, 04/15/2016 144A	10,000,000	10,275,000

		10,796,562

Paper & Forest Products 0.2%
Glatfelter, 7.125%, 05/01/2016	475,000	470,250

TELECOMMUNICATION SERVICES 0.7%
Diversified Telecommunication Services 0.5%
Qwest Corp., 7.875%, 09/01/2011	1,275,000	1,313,250

Wireless Telecommunication Services 0.2%
Rural Cellular Corp., 8.25%, 03/15/2012	450,000	470,250

UTILITIES 13.8%
Electric Utilities 9.8%
Edison Mission Energy, 7.00%, 05/15/2017	8,020,000	8,140,300
Mirant North America, LLC, 7.375%, 12/31/2013	850,000	886,125
NRG Energy, Inc.:
7.375%, 02/01/2016	1,500,000	1,548,750
7.375%, 01/15/2017	8,000,000	8,260,000
Reliant Energy, Inc.:
6.75%, 12/15/2014	1,125,000	1,167,187
7.625%, 06/15/2014	6,265,000	6,546,925

		26,549,287

Independent Power Producers & Energy Traders 4.0%
AES Corp., 7.75%, 03/01/2014 ρ	1,125,000	1,158,750
Dynegy, Inc.:
6.875%, 04/01/2011	4,400,000	4,455,000
7.125%, 05/15/2018	3,815,000	3,691,013
8.375%, 05/01/2016 ρ	1,450,000	1,518,875

		10,823,638

Total Corporate Bonds (cost $167,454,893)		166,770,303

WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE OBLIGATIONS 0.0%
FIXED-RATE 0.0%
MASTR Resecuritization Trust, Ser. 2005-2, 4.75%, 03/28/2034 (cost $12,846)	13,090	13,264

YANKEE OBLIGATIONS – CORPORATE 0.8%
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Preferred Term Securities XII, Ltd., FRN, 10.00%, 12/24/2033	105,000	74,689

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Principal
	Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
MATERIALS 0.4%
Metals & Mining 0.4%
Novelis, Inc., 7.25%, 02/15/2015	$1,065,000	$979,800

TELECOMMUNICATION SERVICES 0.4%
Diversified Telecommunication Services 0.4%
Nordic Telecom Holdings Co., 8.875%, 05/01/2016 144A ρ	1,000,000	1,027,500

Total Yankee Obligations – Corporate (cost $2,172,305)		2,081,989

	Shares	Value

COMMON STOCKS 27.2%
ENERGY 4.4%
Energy Equipment & Services 2.0%
Halliburton Co.	35,000	1,606,850
National Oilwell Varco, Inc. *	20,241	1,385,497
Pride International, Inc. *	60,000	2,547,000

		5,539,347

Oil, Gas & Consumable Fuels 2.4%
Marathon Oil Corp.	35,000	1,594,950
Patriot Coal Corp. *	4,000	264,200
Peabody Energy Corp.	40,000	2,445,200
Tesoro Corp.	35,000	879,900
Valero Energy Corp.	25,000	1,221,250

		6,405,500

FINANCIALS 4.5%
Capital Markets 0.3%
Lazard, Ltd. ρ	17,800	696,692

Real Estate Investment Trusts 4.2%
General Growth Properties, Inc.	18,000	737,280
Host Hotels & Resorts, Inc.	147,300	2,533,560
Macerich Co. ρ	11,000	804,430
Mack-Cali Realty Corp. ρ	45,000	1,755,900
Plum Creek Timber Co., Inc.	100,000	4,084,000
Simon Property Group, Inc.	15,000	1,497,900

		11,413,070

HEALTH CARE 2.2%
Life Sciences Tools & Services 2.2%
Millipore Corp. * ρ	15,000	1,051,500
PerkinElmer, Inc.	90,000	2,390,400
Thermo Fisher Scientific, Inc. *	45,000	2,604,150

		6,046,050

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 10.1%
Aerospace & Defense 1.3%
Boeing Co.	7,000	$594,020
DRS Technologies, Inc. ρ	27,000	1,685,880
Raytheon Co.	20,000	1,279,400

		3,559,300

Building Products 0.7%
Lennox International, Inc.	55,000	1,822,700

Electrical Equipment 4.6%
Ametek, Inc.	36,000	1,746,720
Cooper Industries, Inc.	62,000	2,628,180
Emerson Electric Co.	55,000	2,874,300
General Cable Corp. * ρ	50,000	3,350,000
Rockwell Automation, Inc.	15,000	813,450
Roper Industries, Inc. ρ	16,500	1,024,980

		12,437,630

Machinery 2.8%
Danaher Corp.	15,000	1,170,300
Donaldson Co., Inc. ρ	26,100	1,136,394
Dover Corp.	25,000	1,236,750
IDEX Corp. ρ	37,000	1,357,530
Pall Corp.	35,000	1,216,950
Parker Hannifin Corp.	16,800	1,341,480

		7,459,404

Road & Rail 0.7%
Norfolk Southern Corp.	30,000	1,787,400

INFORMATION TECHNOLOGY 2.4%
Communications Equipment 0.4%
CommScope, Inc. * ρ	25,000	1,188,750

Electronic Equipment & Instruments 2.0%
Agilent Technologies, Inc. *	25,000	755,250
Amphenol Corp., Class A	100,000	4,618,000

		5,373,250

MATERIALS 2.1%
Chemicals 0.8%
FMC Corp. ρ	26,000	1,632,280
Huntsman Corp.	19,570	440,129

		2,072,409

Construction Materials 0.4%
Texas Industries, Inc. ρ	15,200	1,176,632

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining 0.4%
Freeport-McMoRan Copper & Gold, Inc.	10,000	$1,137,500

Paper & Forest Products 0.5%
Weyerhaeuser Co.	20,000	1,277,600

UTILITIES 1.5%
Electric Utilities 0.7%
NRG Energy, Inc. *	40,000	1,758,000

Gas Utilities 0.8%
Questar Corp.	18,000	1,116,540
Southern Union Co.	40,000	1,024,800

		2,141,340

Total Common Stocks (cost $76,799,103)		73,292,574

	Principal
	Amount	Value

CONVERTIBLE DEBENTURES 8.5%
FINANCIALS 1.0%
Real Estate Investment Trusts 1.0%
Alexandria Real Estate Equities, Inc., 3.70%, 01/15/2027 144A	$2,500,000	2,603,125

HEALTH CARE 4.4%
Health Care Equipment & Supplies 3.8%
Inverness Medical Innovations, Inc., 3.00%, 05/15/2016 144A	10,000,000	10,312,500

Life Sciences Tools & Services 0.6%
Millipore Corp., 3.75%, 06/01/2026	1,500,000	1,563,750

INDUSTRIALS 3.1%
Electrical Equipment 3.1%
General Cable Corp., 1.00%, 10/15/2012 144A	7,940,000	8,307,225

Total Convertible Debentures (cost $22,344,549)		22,786,600

	Shares	Value

SHORT-TERM INVESTMENTS 13.1%
MUTUAL FUND SHARES 13.1%
Evergreen Institutional Money Market Fund, Class I, 2.78% q ø ρρ (cost $35,489,731)	35,489,731	35,489,731

Total Investments (cost $308,261,427) 111.5%		300,437,061
Other Assets and Liabilities (11.5%)		(30,881,657)

Net Assets 100.0%		$269,555,404

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2008 (As restated. See Note 13)

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
»

Security has defaulted on its payment of interest and/or principal subsequent to the date of this report and is currently valued at a fair value price of $0 as determined by the investment advisor, in good faith, according to procedures approved by the Board of Trustees.

•	The fund has stopped accruing interest on this security.
ρ	All or a portion of this security is on loan.
*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
¯	As restated. See Note 13.

Summary of Abbreviations
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note
MASTR	Mortgage Asset Securitization Transactions, Inc.

The following table shows the percent of total investments (excluding equity positions and collateral from securities on loan) by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2008 (unaudited):

AAA	6.3%
BBB	0.6%
BB	50.8%
B	36.6%
CCC	4.4%
NR	1.3%

100.0%

The following table shows the percent of total investments (excluding equity positions and collateral from securities on loan) based on effective maturity as of April 30, 2008 (unaudited):

Less than 1 year	6.3%
1 to 3 year(s)	2.8%
3 to 5 years	10.2%
5 to 10 years	77.6%
10 to 20 years	2.3%
20 to 30 years	0.8%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2008 (As restated. See Note 13)

Assets
Investments in securities, at value (cost $272,771,696) including $31,906,839 of securities loaned	$264,947,330
Investments in affiliated money market fund, at value (cost $35,489,731)	35,489,731

Total investments	300,437,061
Foreign currency, at value (cost $202,611)	226,467
Receivable for securities sold	564,527
Receivable for Fund shares sold	626,866
Dividends and interest receivable	3,915,754
Receivable for securities lending income	16,249
Prepaid expenses and other assets	59,703

Total assets	305,846,627

Liabilities
Dividends payable	241,051
Payable for securities purchased	2,520,181
Payable for Fund shares redeemed	383,361
Payable for securities on loan	33,013,773
Advisory fee payable	3,037
Distribution Plan expenses payable	3,725
Due to other related parties	10,324
Accrued expenses and other liabilities	115,771

Total liabilities	36,291,223

Net assets	$269,555,404

Net assets represented by
Paid-in capital	$323,732,217
Undistributed net investment income	2,920,462
Accumulated net realized losses on investments	(49,296,765)
Net unrealized losses on investments	(7,800,510)

Total net assets	$269,555,404

Net assets consists of
Class A	$145,924,103
Class B	37,458,705
Class C	61,228,678
Class I	24,943,918

Total net assets	$269,555,404

Shares outstanding (unlimited number of shares authorized)
Class A	24,082,280
Class B	6,162,029
Class C	10,087,590
Class I	4,184,497

Net asset value per share
Class A	$6.06
Class A — Offering price (based on sales charge of 4.75%)	$6.36
Class B	$6.08
Class C	$6.07
Class I	$5.96

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2008 (As restated. See Note 13)

Investment income
Interest	$13,382,099
Dividends	1,023,652
Income from affiliate	828,681
Securities lending	25,035

Total investment income	15,259,467

Expenses
Advisory fee	1,165,860
Distribution Plan expenses
Class A	461,740
Class B	456,313
Class C	582,194
Administrative services fee	275,986
Transfer agent fees	636,787
Trustees’ fees and expenses	14,884
Printing and postage expenses	50,460
Custodian and accounting fees	117,053
Registration and filing fees	52,016
Professional fees	40,004
Interest expense	1,171
Other	15,216

Total expenses	3,869,684
Less: Expense reductions	(6,736)
Expense reimbursements	(71,989)

Net expenses	3,790,959

Net investment income	11,468,508

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities	(188,046)
Foreign currency related transactions	(757,728)

Net realized losses on investments	(945,774)
Net change in unrealized gains or losses on investments	(15,774,199)

Net realized and unrealized gains or losses on investments	(16,719,973)

Net decrease in net assets resulting from operations	$(5,251,465)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	Restated
	2008		2007

Operations
Net investment income		$11,468,508		$15,923,558
Net realized losses on investments		(945,774)		(3,220,142)
Net change in unrealized gains or losses on investments		(15,774,199)		7,133,625

Net increase (decrease) in net assets resulting from operations		(5,251,465)		19,837,041

Distributions to shareholders from
Net investment income
Class A		(6,544,853)		(9,094,484)
Class B		(1,588,318)		(2,627,449)
Class C		(1,988,850)		(2,528,220)
Class I		(771,946)		(1,045,572)
Tax basis return of capital
Class A		0		(519,958)
Class B		0		(175,306)
Class C		0		(168,861)
Class I		0		(57,606)

Total distributions to shareholders		(10,893,967)		(16,217,456)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	3,907,591	24,178,154	2,802,341	17,655,099
Class B	567,760	3,531,104	662,966	4,199,618
Class C	3,656,310	22,584,738	935,756	5,896,227
Class I	2,570,994	15,309,422	724,245	4,513,577

		65,603,418		32,264,521

Net asset value of shares issued in reinvestment of distributions
Class A	768,971	4,732,934	1,101,527	6,947,693
Class B	144,405	892,625	242,976	1,537,222
Class C	180,525	1,111,654	233,170	1,473,134
Class I	96,419	579,805	86,125	534,959

		7,317,018		10,493,008

Automatic conversion of Class B shares to Class A shares
Class A	663,058	4,036,733	878,428	5,528,422
Class B	(660,954)	(4,036,733)	(875,646)	(5,528,422)

		0		0

Payment for shares redeemed
Class A	(7,927,137)	(48,598,987)	(9,675,630)	(60,907,111)
Class B	(2,443,593)	(15,038,878)	(2,810,537)	(17,750,836)
Class C	(2,342,069)	(14,451,139)	(2,894,878)	(18,242,199)
Class I	(1,316,454)	(7,860,824)	(1,260,417)	(7,853,118)

		(85,949,828)		(104,753,264)

Net decrease in net assets resulting from capital share transactions		(13,029,392)		(61,995,735)

Total decrease in net assets		(29,174,824)		(58,376,150)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended April 30,

	Restated
	2008	2007

Net assets
Beginning of period	$298,730,228	$357,106,378

End of period	$269,555,404	$298,730,228

Undistributed net investment income	$2,920,462	$267,621

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Diversified Income Builder Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS continued

f. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

g. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

h. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

i. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after April 30, 2004.

NOTES TO FINANCIAL STATEMENTS continued

j. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, expiration of capital loss carryovers and premium amortization. During the year ended April 30, 2008, the following amounts were reclassified:

Paid-in capital	$(6,306,504)
Undistributed net investment income	2,078,300
Accumulated net realized losses on investments	4,228,204

k. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Diversified Income Builder Fund, starting at 0.31% and declining to 0.16% as the aggregate average daily net assets increase. For the year ended April 30, 2008, the advisory fee was equivalent to 0.42% of the Fund’s average daily net assets.

Prior to June 1, 2007, Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, served as the investment sub-advisor to the Fund and was paid by EIMC for its services to the Fund.

Also, prior to June 1, 2007, First International Advisors, Inc. d/b/a Evergreen International Advisors, an indirect, wholly-owned subsidiary of Wachovia, served as the investment sub-advisor to the Fund and was paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2008, EIMC

NOTES TO FINANCIAL STATEMENTS continued

voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $71,989.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC. There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended April 30, 2008, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2008, the transfer agent fees were equivalent to an annual rate of 0.23% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended April 30, 2008, the Fund paid brokerage commissions of $12,351 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A and 1.00% of the average daily net assets for each of Class B and Class C shares. Prior to April 1, 2008, distribution fees were paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended April 30, 2008, EIS received $24,531 from the sale of Class A shares and $105,827 and $4,841 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2008:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$53,553,389	$280,613,953	$140,886,061	$235,204,659

During the year ended April 30, 2008, the Fund loaned securities to certain brokers and earned $68,904 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At April 30, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $31,906,839 and $33,013,773, respectively.

On April 30, 2008, the aggregate cost of securities for federal income tax purposes was $308,374,438. The gross unrealized appreciation and depreciation on securities based on tax cost was $7,742,795 and $15,680,172, respectively, with a net unrealized depreciation of $7,937,377.

As of April 30, 2008, the Fund had $46,173,062 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2009	2010	2015	2016

$14,759,243	$27,292,961	$3,090,558	$1,030,300

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2008, the Fund incurred and will elect to defer post-October losses of $3,010,692.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2008, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2008, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryovers
Undistributed	Restated	and	Temporary
Ordinary	Unrealized	Post-October	Book/Tax
Income	Depreciation	Losses	Differences

$3,184,084	$7,913,521	$49,183,754	$(263,622)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and premium amortization. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended April 30,

	2008	2007

Ordinary Income	$10,893,967	$15,295,725
Return of Capital	0	921,731

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%.

During the year ended April 30, 2008, the Fund had average borrowings outstanding of $20,051 at an average rate of 5.84% and paid interest of $1,171.

NOTES TO FINANCIAL STATEMENTS continued

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”),

NOTES TO FINANCIAL STATEMENTS continued

an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

13. RESTATEMENT INFORMATION

In connection with an internal investigation by management, and separate investigations by the SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts, into the circumstances surrounding the drop in net asset value of the Evergreen Ultra Short Opportunities Fund in May and June 2008, management of the Fund determined that the NovaStar ABS CDO, Ltd. investment held by the Fund was valued inaccurately for the period from August 1, 2007 to June 9, 2008. Accordingly, the Fund has restated its financial statements and the Financial Highlights for the year ended April 30, 2008. EIMC has agreed to make certain reimbursement payments to shareholders who transacted in Fund shares at inaccurate prices during the period.

The principal effect of this restatement is to decrease the net assets of the Fund at April 30, 2008 and the Fund’s net asset values per share at April 30, 2008. The restatement also results in a decrease to the Fund’s total return for the year ended April 30, 2008.

The effects of the restatement by line item for the periods presented in these restated financial statements are as follows:

	Previously
	Reported	Restated

Class A Financial Highlights for the year ended April 30, 2008
Net realized and unrealized gains or losses on investments	$(0.29)	$(0.35)
Net asset value, end of period	$6.12	$6.06
Total return	(0.30)%	(1.26)%
Net assets, end of period (thousands)	$147,430	$145,924
Class B Financial Highlights for the year ended April 30, 2008
Net realized and unrealized gains or losses on investments	$(0.30)	$(0.36)
Net asset value, end of period	$6.14	$6.08
Total return	(1.02)%	(1.97)%
Net assets, end of period (thousands)	$37,846	$37,459
Class C Financial Highlights for the year ended April 30, 2008
Net realized and unrealized gains or losses on investments	$(0.29)	$(0.35)
Net asset value, end of period	$6.13	$6.07
Total return	(1.03)%	(1.98)%
Net assets, end of period (thousands)	$61,860	$61,229

NOTES TO FINANCIAL STATEMENTS continued

	Previously
	Reported	Restated

Class I Financial Highlights for the year ended April 30, 2008
Net realized and unrealized gains or losses on investments	$(0.29)	$(0.35)
Net asset value, end of period	$6.02	$5.96
Total return	(0.12)%	(1.09)%
Net assets, end of period (thousands)	$25,200	$24,944
Schedule of Investments as of April 30, 2008
Total Investments	$303,217,381	$300,437,061
Statement of Assets and Liabilities as of April 30, 2008
Investments in securities, at value	$267,727,650	$264,947,330
Total investments	$303,217,381	$300,437,061
Total Assets	$308,626,947	$305,846,627
Net assets represented by
Net unrealized losses on investments	$(5,020,190)	$(7,800,510)
Total net assets	$272,335,724	$269,555,404
Net assets consists of
Class A	$147,429,761	$145,924,103
Class B	$37,845,606	$37,458,705
Class C	$61,860,078	$61,228,678
Class I	$25,200,279	$24,943,918
Net asset value per share
Class A	$6.12	$6.06
Class A offer	$6.43	$6.36
Class B	$6.14	$6.08
Class C	$6.13	$6.07
Class I	$6.02	$5.96
Statement of Operations for the year ended April 30, 2008
Net change in unrealized gains or losses on investments	$(12,993,879)	$(15,774,199)
Net realized and unrealized gains or losses on investments	$(13,939,653)	$(16,719,973)
Net decrease in net assets resulting from operations	$(2,471,145)	$(5,251,465)
Statement of Changes in Net Assets for the year ended April 30, 2008
Net change in unrealized gains or losses on investments	$(12,993,879)	$(15,774,199)
Net increase (decrease) in net assets resulting from operations	$(2,471,145)	$(5,251,465)
Total decrease in net assets	$(26,394,504)	$(29,174,824)
Net assets end of period	$272,335,724	$269,555,404

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Diversified Income Builder Fund, a series of the Evergreen Fixed Income Trust, as of April 30, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Diversified Income Builder Fund as of April 30, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 13, the Evergreen Diversified Income Builder Fund has restated its financial statements and financial highlights as of and for the year ended April 30, 2008.

Boston, Massachusetts

June 27, 2008, except for Note 13 as to which the date is March 18, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 3.67% of ordinary income dividends paid during the fiscal year ended April 30, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended April 30, 2008, the Fund designates 4.80% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

566662 rv5 06/2008

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the five series of the Registrant’s annual financial statements for the fiscal years ended April 30, 2008 and April 30, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007
Audit fees	$149,300	$136,900
Audit-related fees (1)	6,200	0
Tax fees (2)	8,182	360
Non-audit fees (3)	1,162,374	808,367
All other fees	0	0

(1) Audit-related fees consists primarily of fees for merger activity.
(1) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(2) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Income Advantage Fund
Evergreen Multi-Sector Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund
Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chairman of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Registrant's valuation controls and monitoring, and information and communication controls over valuations were strengthened subsequent to April 30, 2008 but prior to the filing date of this restated report to include the following.

In cases where a security is valued using models developed or applied internally by a portfolio manager, the portfolio manager's supervisor reviews and approve the model before its use. Further, representatives of the Registrant's advisor periodically perform sample tests of the operating effectiveness of these models and the values generated and provide the results to the adviser's senior management

The Valuation Committee that is responsible for monitoring the valuation of the Registrant's investments added to its membership the Chief Investment Officer of the Registrant's advisor (the "CIO"). The CIO has extensive experience with and knowledge of fixed income investments. The CIO co-chairs the Valuation Committee.

The Valuation Committee receives additional comparison vendor reporting for cases where a change is made in the pricing vendor for a particular security at the request of the portfolio management team. The Valuation Committee considers the reasons for and the appropriateness of these changes.

Representatives of the Registrant's advisor have increased the frequency with which they run tests that compare the fair value provided by a pricing vendor used for a particular investment with inputs from one or more other pricing vendors, when available. Results are shared with portfolio management to determine if price challenges or other measures may be appropriate.

Additional training and education was provided to individuals performing subsequent sales testing and additional levels of review and reporting were added for situations where the price at which a particular investment is sold deviates by more than a certain amount from the price at which the investment was valued prior to its sale.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)   Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Fixed Income Trust

By: ___________________________
       W. Douglas Munn
       Principal Executive Officer

Date: March 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: ___________________________
       W. Douglas Munn
       Principal Executive Officer

Date: March 24, 2009

By: ___________________________
       Kasey Phillips
       Principal Financial Officer

Date: March 24, 2009